                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Segue Software, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             SEGUE SOFTWARE, INC.




                                                                   June 26, 1996

Dear Stockholder,

     You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Segue Software, Inc. (the "Company") to be held at 9:00 a.m. on Friday, July 26, 1996 at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts.

    At the Annual Meeting, seven persons will be elected to the Board of Directors. In addition, the Company will ask the Stockholders to ratify the selection of Coopers & Lybrand L.L.P. as the Company's independent public accountants. The Board of Directors recommends the approval of each of these proposals. Such other business will be transacted as may properly come before the Annual Meeting.

    We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your share are represented. Therefore, you are urged promptly to complete, sign, date and return the enclosed proxy card in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting.

                                       Sincerely,



                                       Elisabeth Elterman
                                       President and Chief Executive Officer



                            YOUR VOTE IS IMPORTANT.
                      PLEASE RETURN YOUR PROXY PROMPTLY.

                             SEGUE SOFTWARE, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD JULY 26, 1996



To the Stockholders of Segue Software, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Segue Software, Inc., a Delaware corporation (the "Company"), will be held on Friday, July 26, 1996 at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts at 9:00 a.m. for the following purposes:

1. To elect seven members to the Board of Directors to hold office until the next annual meeting of Stockholders and until their successors are duly elected and qualified.

2. To consider and act upon a proposal to ratify the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996.

3. To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on June 12, 1996 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All Stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience .


                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        David S. Lintz
                                        Secretary

June 26, 1996

                              SEGUE SOFTWARE, INC.
                               1320 CENTRE STREET
                      NEWTON CENTRE, MASSACHUSETTS  02159
                                 (617) 796-1000

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Segue Software, Inc. (the "Company"), a Delaware corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts on Friday, July 26, 1996 at 9:00 a.m., and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the seven nominees for director named herein and FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any Stockholder who has executed a proxy but is present at the Meeting, and who wishes to vote in person, may do so by revoking his or her proxy as described in the preceding sentence. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.01 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting.

     The affirmative vote of a majority of the shares present or represented and entitled to vote at the Meeting is required to approve each proposal, other than the election of directors, which requires a plurality of the shares voted affirmatively or negatively at the Meeting. With respect to the tabulation of votes on any matter, abstentions are treated as votes against a proposal, while broker non-votes have no effect on the vote.

     The close of business on June 12, 1996 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of the close of business on June 12, 1996, the Company had 6,512,616 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex and personal solicitation by the directors, officers or employees of the Company. No additional compensation will be paid for such solicitation.

     This Proxy Statement and the accompanying proxy are being mailed on or about June 26, 1996 to all Stockholders entitled to notice of and to vote at the Meeting.

     The Annual Report to Stockholders for the fiscal year ended December 31, 1995 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

                                SHARE OWNERSHIP

          The following table sets forth certain information as of June 12, 1996 concerning the ownership of Common Stock by each Stockholder known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock, each current member of the Board of Directors, each executive officer named in the Summary Compensation Table on p. 8 hereof, and all current directors and executive officers as a group.

                                                 Shares Beneficially Owned (1)
                                                ------------------------------
Name and Address**                                Number               Percent
- ------------------                              ---------              -------
James H. Simons (2)......................         818,639                12.3%
       Renaissance Technology Corp.
       800 Third Avenue
       New York, New York 10022

John J. Cullinane........................         437,636                 6.7%
       c/o The Cullinane Group, Inc.
       One Cambridge Center, Suite 404
       Cambridge, Massachusetts 02142

William A. Kaynor (3)....................         357,878                 5.4%
       2901 S. Bayshore Drive
       Coconut Grove, Florida 33133

Peter G. Weiner (4)......................         333,750                 5.0%
       P.O. Box 6126
       Malibu, California 90265

Milton E. Mohr (5).......................         312,144                 4.7%
       3418 Shoreheights Drive
       Malibu, California 90265

Leonard E. Baum (6)......................         157,836                 2.4%
John R. Levine (7).......................         194,535                 3.0%
Howard L. Morgan (8).....................          70,000                 1.1%
Elisabeth Elterman (9)...................          85,000                 1.3%
Brian J. LeSuer (10).....................          21,075                 *
David C. Laroche (11)....................         171,250                 2.6%
Michael D. Maggio (12)...................          28,750                 *
Paul R. Maguire (13).....................          37,500                 *
All Directors and Executive Officers as
       a group (15 Persons) (14).........       2,359,365                 32.8%

- --------------

     * Represents beneficial ownership of less than 1% of the Company's outstanding shares of Common Stock.
    ** Addresses are given for beneficial owners of more than 5% of the outstanding Common Stock only.

   (1) The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of Common Stock issued and outstanding at June 12, 1996 (6,512,616 shares), plus shares of Common Stock subject to stock options held by each Stockholder that are currently exercisable or exercisable within 60 days following June 12, 1996, plus shares of Common Stock issuable upon the conversion of the Company's

          Convertible Subordinated Notes (the "Convertible Subordinated Notes") held by each Stockholder. As of June 12, 1996, Convertible Subordinated Notes in the aggregate principal amount of $593,900 were convertible into 593,900 shares of Common Stock.
     (2) Includes (i) 10,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options,
          (ii) 35,000 shares of Common Stock issuable upon conversion of Convertible Subordinated Notes, and (iii) 706,973 shares of Common Stock owned by Bermuda Trust Company, as Trustee of the Lord Jim Trust (a trust of which Dr. Simons and the members of his family are the beneficiaries), including 120,000 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes.
     (3) Includes (i) 221,400 shares of Common Stock held by The Irene M. and William A. Kaynor 1995 Descendants Trust, including 66,000 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes and (ii) 86,478 shares of Common Stock held by United States Trust Company of New York, as Trustee U/D William A. Kaynor.
     (4) Includes 174,900 shares of Common Stock held by RISA, Inc. Money Purchase Pension Plan II & Trust, of which Mr. Weiner is trustee, including 148,400 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes.
     (5) Includes (i) 302,144 shares of Common Stock held by the Milton E. Mohr Trust, including 50,000 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes and (ii) 10,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (6) Includes (i) 10,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options,
          (ii) 87,836 shares of Common Stock held by Lebam Advisors Pension Plan, of which Dr. Baum is a trustee, including 32,000 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes, and (iii) 30,000 shares of Common Stock held by the Baum Family Irrevocable Trust, of which Dr. Baum's children are trustees, but as to which Dr. Baum disclaims beneficial ownership.
     (7) Includes (i) 10,000 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes and (ii) 10,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (8) Includes (i) 8,600 shares of Common Stock issuable upon the conversion of Convertible Subordinated Notes, and (ii) 20,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (9) Includes 85,000 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (10) Includes 21,075 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (11) Includes 11,250 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (12) Includes 28,750 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (13) Includes 37,500 shares of Common Stock which may be purchased within 60 days of June 12, 1996 upon the exercise of stock options.
     (14) See notes 2 and 5 through 13. Also includes (i) 12,500 shares of Common Stock which may be purchased by Betsy Rudnick within 60 days of June 12, 1996 upon the exercise of stock options and (ii) 12,500 shares of Common Stock which may be purchased by Timothy Perkins within 60 days of June 12, 1996 upon the exercise of stock options.

                                   MANAGEMENT


     DIRECTORS

          The Company's Charter and By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors, but shall not exceed nine members or be less than five members. The Board of Directors has set the size of the Board of Directors at seven (7) directorships. Directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

          Pursuant to the Company's By-Laws, the Board of Directors has nominated James H. Simons, Elisabeth Elterman, Leonard E. Baum, John J. Cullinane, John R. Levine, Milton E. Mohr and Howard L. Morgan for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

          The names of the Company's current directors and certain information about them are set forth below:


           NAME                 AGE             POSITION WITH THE COMPANY
           ----                 ---             -------------------------
     James H. Simons(1)......   58  Chairman of the Board
     Elisabeth Elterman......   44  President, Chief Executive Officer and Director
     Leonard E. Baum.........   64  Director
     John J. Cullinane(1)....   61  Director
     John R. Levine(2).......   42  Director
     Milton E. Mohr..........   81  Director
     Howard L. Morgan(1)(2)..   50  Director
     -----------------

     (1) Member of Compensation Committee.
     (2) Member of Audit Committee.

          Dr. Simons has been Chairman of the Board of the Company since 1992 and a director since 1988. Since 1982, Dr. Simons has been the President and Chairman of Renaissance Technologies Corp. Dr. Simons also is a member of the Board of Directors of the following publicly held companies: Cylink Corp., Franklin Electronic Publishers, Inc., Numar Corp. and Kentek Information Systems, Inc.

          Ms. Elterman has served as President, Chief Executive Officer and as a director of the Company since July 1995. Ms. Elterman joined the Company in April 1992 as an Executive Vice President and was promoted to Chief Operating Officer in October 1993. Ms. Elterman held a senior management position at Softbridge Microsystems, Inc., a software company, prior to joining the Company from April 1984 through April 1992.

          Dr. Baum has been a director of the Company since 1992. Dr. Baum is currently an officer of three investment firms, Curfin International and Rieton Corporation, of which he has served as President since 1983 and 1993, respectively, and Lebam Advisers, Inc., of which he has served as Vice President and a director since 1979. In addition, Dr. Baum has been a securities and commodities trader for Zeta Partners since 1993.

          Mr. Cullinane has been a director of the Company since 1994. Mr. Cullinane has been the President of The Cullinane Group, Inc. since 1989. Mr. Cullinane founded Cullinet Software, Inc., a computer software company.

     Dr. Levine has been a director of the Company since 1992. Since 1991, Dr. Levine has been employed by I.E.C.C., an Internet and computer services consulting company.

     Mr. Mohr has been a director of the Company since 1989. Mr. Mohr is the retired President and Chief Executive Officer of Quotron Systems, Inc., a company that distributes financial information to third parties.

     Dr. Morgan has been a director of the Company since 1992. Since June 1989, Dr. Morgan has been the President of The Arca Group, Inc., a high-tech consulting and investment management firm. He serves on the boards of the following publicly traded emerging technology companies: Cylink Corp., Franklin Electronic Publishers, Inc., HDS Network Systems, Inc., Integrated Circuit Systems, Inc., MetaTools, Inc., Quarterdeck Corp., Unitronix Corp., Infonautics Inc. and Kentek Information Systems, Inc.


COMMITTEES OF THE BOARD OF DIRECTORS AND MEETINGS

     Meeting Attendance. During the fiscal year ended December 31, 1995 there were five meetings of the Board of Directors, and the various committees of the Board of Directors met a total of five times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal 1995. The Company does not have a standing Nominating Committee.

     Audit Committee. The Audit Committee, which met once in fiscal 1995, has two members, Mr. Levine and Mr. Morgan. The Audit Committee reviews the engagement of the Company's independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits.

     Compensation Committee, Compensation Committee Interlocks and Insider Participation. The Compensation Committee, which met four times during fiscal 1995, has three members, Dr. Simons, Mr. Cullinane and Dr. Morgan. Dr. Simons, Mr. Cullinane and Dr. Morgan are all non-employee directors. The Compensation Committee reviews, approves and makes recommendations on the Company's compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to the success of the Company. The Compensation Committee also administers the Company's 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan (the "Option Plan") and 1996 Employee Stock Purchase Plan. The Compensation Committee approves all stock options granted under the Option Plan. Mr. Cullinane and the Company were parties to a sales and marketing consulting agreement that was terminated in June 1995. See "Certain Relationships and Related Transactions." No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

     The Company's policy is to pay no compensation to members of the Board for attendance at Board meetings or committee meetings. All non-employee directors are reimbursed for travel and other related expenses incurred in attending meetings of the Board of Directors. The Company's Option Plan provides for the automatic grant of non-qualified options to non-employee directors of the Company. See "Stock Plans--Option Plan." No options were granted under the Option Plan during fiscal 1995.

     EXECUTIVE OFFICERS

          The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below. Except for executive officers who have employment agreements with the Company. The executive officers serve at the pleasure of the Board of Directors.


            Name               Age                         Position
            ----               ---                       -----------
     J. Jeffrey Bingenheimer..   52  Vice President, Chief Financial Officer, Treasurer and
                                      Assistant Secretary
     Brian J. LeSuer..........   37  Executive Vice President of Research and Development
     David C. Laroche.........   31  Chief Technical Officer
     Michael D. Maggio........   35  Vice President of Business Development
     Paul R. Maguire..........   37  Vice President of Sales
     Timothy J. Perkins.......   38  Vice President of Marketing
     Betsy R. Rudnick.........   45  Vice President of Human Resources and Administration
     Stephen L. Adams.........   46  Vice President of International Sales

          Mr. Bingenheimer has served as Vice President, Chief Financial Officer and Assistant Secretary of the Company since September 1995 and as Treasurer since February 1996. Prior to joining the Company, Mr. Bingenheimer served as Vice President-Finance and Administration and Treasurer of CenterLine Software, Inc., a software company, from April 1991 to September 1995. From April 1985 to March 1991, Mr. Bingenheimer served as Vice President-Finance and Administration, Senior Vice President of Finance and Administration and Treasurer of Index Technology Corporation, a software company.

          Mr. LeSuer joined the Company in September 1992 to establish the Training, Consulting and Quality Assurance Departments. He has served as Executive Vice President of Research and Development since November of 1995. From May 1991 to September 1992, he was a senior quality assurance engineer for Datalogix International Inc., a software company. Prior to 1991, he held various positions in quality assurance at People's Bank, the NASD and The Traveler's Insurance Companies.

          Mr. Laroche has served as the Company's Chief Technical Officer since October 1991. In February 1991, Mr. Laroche co-founded Software Quality Management (SQM) to assist companies in the implementation and usage of automated testing technology. From October 1988 to February 1991, Mr. Laroche held various positions at Softbridge Microsystems, Inc., most recently as Chief Architect of the Automated Testing Facility.

          Mr. Maggio has served as Vice President of Business Development for the Company since January 1995. From June 1993 to December 1994, Mr. Maggio served as the Director, Eastern Region in the Company's sales organization. Mr. Maggio joined the Company in October 1991 and served as the Vice President of Development until June 1993. From June 1991 to October 1991, Mr. Maggio was the Manager of the User Environments Group at Honeywell Bull, a computer manufacturer. Mr. Maggio was the Principal Software Engineer and Manager at Siemens-Nixdorf Information Systems from June 1988 to June 1991.

          Mr. Maguire has served as Vice President of Sales since January 1994. From November 1992 to December 1993, Mr. Maguire was the Vice President of Sales and Marketing for Software Partners/32, a software company. From 1985 to November 1992, Mr. Maguire served as Vice President of Sales of V.I. Corporation, a software company.

          Mr. Perkins has served as Vice President of Marketing of the Company since December 1994. From April 1992 to December 1994, Mr. Perkins held various positions at Software 2000, Inc., a software company, most recently as Director of Worldwide Marketing. From July 1991 to April 1992, Mr. Perkins was a consultant. From

1989 to July 1991, Mr. Perkins was a Senior Manager with Price Waterhouse at its Applied Technology Center, a national software services practice.

     Ms. Rudnick has served as Vice President, Human Resources and Administration since January 1995. Prior to her full-time employment at the Company, Ms. Rudnick was a consultant to the Company. From August 1987 to January 1995, Ms. Rudnick worked as an independent consultant to several software companies in the areas of organizational development, human resource management and facilities planning and leasing.

     Mr. Adams joined the Company as Vice President, International
Sales in March 1996. From April 1993 to March 1996, Mr. Adams was the Director of International Sales for Atria Software, Inc., a software company. From September 1988 to February 1993, Mr. Adams was a Regional Sales Manager for NeXT Computer, Inc., a software company.

                            EXECUTIVE COMPENSATION


SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Chief Executive Officer and each of the four other most highly compensated persons who were serving as executive officers of the Company as of December 31, 1995 (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities during such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                        LONG-TERM
                                                       COMPENSATION
                                                          AWARDS
                                                       ------------
                                 ANNUAL COMPENSATION    SECURITIES
                                 --------------------  ------------
                                          COMMISSIONS
                                              AND       UNDERLYING   ALL OTHER
NAME AND PRINCIPAL POSITION (1)  SALARY     BONUSES      OPTIONS    COMPENSATION
- ---------------------------     --------  -----------  -----------  ------------
Elisabeth Elterman (2)......... $140,000    $ 40,000     130,000      $    -
 President and Chief
 Executive Officer

Brian J. LeSuer................  110,000      41,005          -            -
 Executive Vice President
 Research & Development

David C. Laroche...............  121,754      10,000      5,000        4,443(3)
 Chief Technical Officer

Michael D. Maggio..............  110,000      29,678     26,000            -
 Vice President, Business
 Development

Paul R. Maguire................  105,000     122,715     50,000        6,000(4)
 Vice President, Sales

- --------
(1) In June 1995, the Company and Laurence R. Kepple, the Company's former President and Chief Executive Officer, agreed to terminate Mr. Kepple's employment. In connection with the termination of Mr. Kepple's employment, the Company entered into an Employment Separation Agreement (the "Kepple Agreement") with Mr. Kepple that provides for certain payments and other benefits to him. Under the Kepple Agreement, the Company agreed to pay Mr. Kepple $168,000 per year for two years commencing July 1, 1995. The Company paid Mr. Kepple $112,500 in order to cancel vested options to purchase 45,000 shares of Common Stock. Designees of the Company purchased 280,000 shares of Common Stock owned by Mr. Kepple for an aggregate purchase price of $980,000, or $3.50 per share. The Company will also provide certain health and dental insurance benefits to Mr. Kepple. During the fiscal year ending December 31, 1995, Mr. Kepple received a salary of $84,000, no bonus and $95,663 in other compensation. Such other compensation reflects compensation paid pursuant to the Kepple Agreement and includes $11,663 paid to Mr. Kepple as reimbursement for certain estimated taxes owed by Mr. Kepple.
(2) Ms. Elterman was elected President and Chief Executive Officer of the Company on July 1, 1995. She previously served as Chief Operating Officer.
(3) Includes $4,443 paid as reimbursement for estimated taxes owed by Mr. Laroche in connection with the Company's forgiveness of a portion of the Laroche Note pursuant to the Employment Agreement. See "Employment Contracts and Change of Control Arrangements."
(4) This amount represents a car allowance paid at the rate of $500 per month.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information regarding each stock option granted during the fiscal 1995 year to each of the Named Executive Officers. The potential realizable values that would exist for the respective options are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date of grant over the full term of the option. Actual gains, if any, on stock options, exercises and Common Stock holdings are dependent on the future performance of the Common Stock.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                 POTENTIAL REALIZABLE
                                                                                         VALUE
                                                                                   AT ASSUMED ANNUAL
                       NUMBER OF  PERCENT OF TOTAL                                  RATES OF STOCK
                      SECURITIES      OPTIONS                                     PRICE APPRECIATION
                      UNDERLYING    GRANTED TO         EXERCISE                   FOR OPTION TERM(2)
                       OPTIONS      EMPLOYEES IN     OR BASE PRICE  EXPIRATION   --------------------
     NAME(1)          GRANTED(2)    FISCAL YEAR      PER SHAREA(3)     DATE          5%          10%
- --------------------  ----------  ----------------   -------------  ----------   --------     --------
Elisabeth Elterman..    90,000          10.9%           $2.00         12/31/04   $113,201     $286,874
                        40,000           4.8             3.00          7/21/05     75,467      191,249

Brian J. LeSuer.....        --            --               --               --         --           --

David C. Laroche....     5,000           0.6             2.00         12/31/04      6,289       15,937

Michael D. Maggio...    20,000           2.4             2.00         12/31/04     25,156       63,750
                         6,000           0.7             3.50         10/14/01     13,207       33,469

Paul R. Maguire.....    50,000           6.1             2.00         12/31/04     62,889      159,374

- --------
(1) Does not include options granted in 1995 to purchase 180,000 shares of Common Stock, which options were cancelled in connection with the Kepple Agreement in June 1995.
(2) The options, which were granted under the Option Plan, become exercisable in four equal annual installments, commencing on the first anniversary of the grant date. Options are subject to the employee's continued employment. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement. See "Stock Plans."
(3) The exercise price is equal to the market value on the date of the grant. The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in regulations of the Securities and Exchange Commission, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the Company's Common Stock. The values shown do not consider nontransferability, vesting or termination of the options upon termination of employment.

     The following table sets forth for each of the Named Executive Officers certain information concerning stock options held as of December 31, 1995. No Named Executive Officer exercised stock options during 1995:


                    AGGREGATE FISCAL YEAR-END OPTION VALUES

                         NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS
                          OPTIONS AT FY-END                  AT FY-END(2)
                      --------------------------     ---------------------------
      NAME(1)         EXERCISABLE  UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
- --------------------  -----------  -------------     -----------   -------------
Elisabeth Elterman..    67,500        172,500         $1,110,000    $2,740,000
Brian J. LeSuer.....    18,075         35,075            295,200       563,200
David C. Laroche....    11,250         13,750            190,000       230,000
Michael D. Maggio...    30,750         19,750            500,500       318,500
Paul R. Maguire.....    25,000         75,000            400,000     1,200,000

- --------
(1) All of Mr. Kepple's outstanding options were cancelled in connection with the Kepple Agreement in June 1995.
(2) There was no public trading market for the Common Stock as of December 31, 1995. Accordingly, these values have been calculated on the basis of an initial public offering price of $18.00 per share, less the applicable exercise price.


EMPLOYMENT CONTRACTS AND CHANGE OF CONTROL ARRANGEMENTS

     In 1991, the Company entered into an Employment Agreement (as amended, the "Employment Agreement") with David C. Laroche, its Chief Technical Officer. The Employment Agreement expires on September 30, 1996, provided that it may be extended by the Company and Mr. Laroche for additional one year periods. Pursuant to the Employment Agreement, Mr. Laroche receives a base salary, plus a minimum annual increase. Mr. Laroche also received an option to purchase 100,000 shares of Common Stock for an exercise price of $0.375 per share. In April 1992, Mr. Laroche exercised the option by executing a promissory note (the "Laroche Note") in favor of the Company for the aggregate exercise price of $37,500. In connection with Mr. Laroche's transfer of certain intellectual property to the Company in 1993, the Company agreed to forgive ratably all indebtedness due under the Laroche Note over a three year period ending on September 30, 1996, as long as Mr. Laroche remains an employee of the Company, and to reimburse Mr. Laroche for the taxes incurred as a result of the issuance of the Common Stock and the cancellation of the Laroche Note. The Employment Agreement provides that if Mr. Laroche's employment is terminated by the Company without cause or by Mr. Laroche for cause, which includes a change of control of the Company, Mr. Laroche is entitled to receive a lump sum severance payment equal to 18 months of his base salary, plus $25,000. If Mr. Laroche terminates his employment without cause, the Company may repurchase any Common Stock purchased by Mr. Laroche through the exercise of any stock option.

     Each of the Named Executive Officers has entered into a non-competition, non-solicitation, non-disclosure and assignment of inventions agreement with the Company (the "Non-Compete Agreement"), which restricts such officer from competing with the Company and from soliciting, diverting or attempting to solicit or divert any customers or employees of the Company during the term of the officer's employment and for one year after termination of such employment. The Non-Compete Agreement also obliges the Named Executive Officer not to reveal any trade secrets or confidential information of the Company during the term of the officer's employment and for five years after termination of such employment. The Non-Compete Agreement requires the Named Executive Officers to assign to the Company all right and interest in any intellectual property related to the business of the Company and developed by the officer during the term of the officer's employment with the Company.

     The Compensation Committee, as the administrator of the Company's Option Plan, has the authority to accelerate vesting of the shares of Common Stock held by any of the Named Executive Officers in connection with certain changes of control of the Company.

     The Company has entered into a severance arrangement with Ms. Elterman pursuant to which she is entitled to receive an amount equal to her annual salary in the event that her employment with the Company is terminated by the Company.


STOCK PLANS

     Option Plan. The Company's Option Plan was initially approved by the Company's Board of Directors and Stockholders in 1990, and subsequently amended and/or restated by the Board and Stockholders, most recently in February 1996. The Option Plan provides that employees of the Company are eligible to receive incentive stock options and employees, consultants, directors and officers of the Company are eligible to receive non-qualified stock options. The Option Plan provides for the issuance of up to 2,450,000 shares of the Company's Common Stock. As of the date of this Proxy Statement, the Company has 114 employees and six non-employee directors, all of whom are eligible to receive options under the Option Plan. As of June 12, 1996, the market value of the Common Stock, based on the closing price of such Common Stock as quoted on The Nasdaq Stock Market, was $36.75 per share.

     The Option Plan also provides for the automatic grant of non-qualified options to non-employee directors of the Company. Any non-employee director joining the Board of Directors after April 2, 1996 will receive an option for 12,000 shares of Common Stock, vesting over three years as follows, 2,000 shares after the initial six months of service and 1,000 shares every three months thereafter, assuming continued membership on the Board. After three years of Board service, on each anniversary of such director's appointment to the Board of Directors, the non-employee director will be granted an option for 4,000 shares, vesting 2,000 shares after six months and 1,000 shares every three months thereafter, assuming continued Board membership. Non-employee directors who were appointed to the Board of Directors prior to April 2, 1996 received, and on each April 2 thereafter will receive, an option for 4,000 shares, vesting 2,000 shares after six months and 1,000 shares every three months thereafter, assuming continued Board membership. Non-qualified options granted to non-employee directors will have an exercise price equal to the fair market value of the Common Stock on the date of grant.

     Generally, under the Option Plan, an option is not transferable by the optionholder except by will or by the laws of descent and distribution. No option may be exercised more than 90 days following termination of employment or service as a director unless the termination is due to death or disability, in which case the option is exercisable for a maximum of 180 days after such termination, in the case of a non-employee director, and one year after such termination, in all other instances. Options granted under the Option Plan expire ten years from the date of grant or five years from the date of grant in the case of incentive stock options issued to employees holding more than 10% of the total voting power of the Company.

     The Option Plan is administered by the Compensation Committee of the Board of Directors, which is composed of disinterested directors of the Company. Subject to the provisions of the Option Plan, the Compensation Committee has the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the option (which in the case of an incentive stock option cannot be less than the market price of the Common Stock as of the date of grant or, in the case of employees holding more than 10% of the voting power of the Company, 110% of the market price of the Common Stock as of the date of grant), (iv) the duration of the option, and
(v) the time, manner and form of payment upon exercise of an option.

     The Option Plan may be amended by the Stockholders of the Company. The Option Plan may also be amended by the Board of Directors or the Compensation Committee, provided that any amendment approved by the Board of Directors or the Compensation Committee which is of a scope that requires Stockholder approval in order to ensure favorable federal income tax treatment for any incentive stock options under Internal Revenue Code

Section 422 or requires Stockholder approval in order to ensure the qualification of the Plan under Rule 16b-3 under the Securities Exchange Act of 1934, is subject to obtaining such Stockholder approval.

                           OPTION INFORMATION

     The following table sets forth as of March 31, 1996, all options granted pursuant to the Option Plan to (i) the Named Executive Officers,
(ii) all current executive officers of the Company as a group, (iii) all current directors of the Company who are not executive officers as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

                                                                                                                NO. OF OPTIONS
NAME                                                                             TITLE                          GRANTED (#)(1)
- --------------------------------------------------------  ----------------------------------------------------  ---------------
Elisabeth Elterman......................................  President and Chief Executive Officer                     245,000
Brian J. LeSuer.........................................  Executive Vice President of Research and Development       73,150
David C. Laroche........................................  Chief Technical Officer                                    35,000
Michael D. Maggio.......................................  Vice President of Business Development                     58,500
Paul R. Maguire.........................................  Vice President of Sales                                   105,000
All current executive officers as a group (9 persons).........................................................      736,650
All current directors who are not executive officers as a group (6 persons)...................................       60,000
All employees who are not executive officers as a group(2)....................................................      616,658

- --------
(1) Does not include options to purchase 20,000, 100,000, 2,000 shares of Common Stock which have been previously exercised by Ms. Elterman, Mr. Laroche and Mr. Maggio, respectively.
(2) Net of all cancelled options. Does not include options to purchase 160,000 shares of Common Stock that have been exercised by all such employees.

     Stock Purchase Plan.   The Company's 1996 Employee Stock Purchase Plan
(the "Stock Purchase Plan"), which was adopted and approved by the Board of Directors and the Stockholders of the Company in February 1996, provides that a maximum of 100,000 shares of Common Stock may be purchased by eligible employees. All employees of the Company who have been employed for at least three months by the Company and work at least 20 hours per week and at least five months per calendar year are eligible to participate in the Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Internal Revenue Code of 1986, as amended, to own 5% or more of the voting stock of the Company. The Stock Purchase Plan will be administered by the Compensation Committee of the Board of Directors.

     The Stock Purchase Plan provides for two "purchase periods" within each year, the first commencing on January 2 of each year and continuing through June 30 of such year, and the second commencing on July 1 of each year and continuing through December 31 of such year. Eligible employees may elect to become participants in the Stock Purchase Plan by enrolling prior to each semi-annual date for the granting of an option to purchase shares under the Stock Purchase Plan. Shares are purchased through the accumulation of payroll deductions of not less than 1% nor more than 10% of each participant's compensation (up to a maximum of $21,250 per calendar year). The number of shares to be purchased is determined by dividing the participant's balance in the plan account on the last day of the purchase period by the purchase price per share for the stock. The purchase price per share will be the lower of 85% of the fair market value of the Common Stock at the beginning of the purchase period or 85% of the fair market value of the Common Stock as of the date of the semi-annual purchase of shares for the participant's account. An option granted under the Stock Purchase Plan is not transferable by the participant except by will or by the laws of descent and distribution. Employees may cease their participation in the offering at any time during the offering period, and participation automatically ceases on termination of employment with the Company.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a description of certain U.S. federal income tax consequences of the issuance and exercise of options under the Option Plan:

     Incentive Stock Options. An incentive stock option does not result in taxable income to the optionee or deduction to the Company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to him (the "ISO holding period"). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in "alternative minimum taxable income." Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and the Company will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee's adjusted basis in the shares.

     Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the optionee or deduction to the Company at the time of grant. The optionee will recognize taxable compensation, and the Company will have a corresponding deduction, at the time of exercise in the amount of the excess of the then fair market value of the shares acquired over the option price. Upon disposition of the shares, the optionee will generally realize capital gain or loss, and his basis for determining gain or loss will be the sum of the option price paid for the shares plus the amount of compensation income recognized on exercise of the option.

                       REPORT OF COMPENSATION COMMITTEES
                           ON EXECUTIVE COMPENSATION

     The Compensation Committee reviewed the compensation of the Company's chief executive officer and chief financial officer for the 1995 fiscal year. It did not review the compensation of the other executive officers, whose annual compensation is determined by the chief executive officer. The Compensation Committee's policies with respect to these two executive officers consisted primarily of (i) salaries based on historical salary levels and competitive market conditions, (ii) discretionary bonuses, (iii) stock options, and (iv) annual stock options based upon the Company's performance. The chief executive officer's compensation, while not tied to measures of the Company's performance, was continued at a level consistent with the level of compensation for the chief executive officer in the 1994 fiscal year.

     The Compensation Committee is reviewing the Company's compensation position and policies as a whole as a result of the Company becoming a public company in March 1996. The Compensation Committee is currently considering salary, bonus and equity incentive plans, the historical and current arrangements at the Company and arrangements in place at similar companies. The Compensation Committee expects to evaluate such plans and arrangements during 1996, and to adopt and implement policies that apply to all of the Company's executive officers which are based, in part, on the Company's performance.


                                                  The Compensation Committee

                                                  James H. Simons
                                                  John J. Cullinane
                                                  Howard L. Morgan



                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Common Stock during the period from the Company's initial public offering through May 31, 1996, with (i) the cumulative total return on the NASDAQ Stock Market Index (U.S. Companies) and (ii) a peer group index consisting of NASDAQ Stocks Standard Industry Codes 7370-7379 (computer programming, data processing and other related services). The comparison assumes $100 was invested on March 28, 1996 in the Common Stock and in each of the foregoing indices and assumes any dividends were reinvested.

                COMPARISON OF CUMULATIVE TOTAL RETURNS(1)(2)(3)

                              [GRAPH APPEARS HERE]

                                                  03/28/96  04/30/96  05/31/96
                                                  --------  --------  --------
Segue Software, Inc.                               $100.0    $137.2    $160.5
Nasdaq Stock Market (US Companies)                  100.0     109.0     114.1
NASDAQ Stocks (SIC 7370-7379 US Companies)          100.0     112.5     116.1
Computer Prog. Data Proc, & Other Computer
 Related Services

- --------
(1) Prior to March 28, 1996, the Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 made before or after the date hereof and irrespective of any general incorporation language in any such filing.
(2) The stock price information shown on the graph is not necessarily indicative of future price performance. Information used on the graph was obtained from the Center for Research in Security Prices, Chicago, Illinois, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.
(3) The indices are reweighted daily, using the market capitalization on the previous trading day. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used. The index level for all series was set to $100.0 on March 28, 1996.

                         COMPLIANCE WITH SECTION 16(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the
Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock and other equity securities of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company's officers, directors and 10% beneficial owners became subject to Section 16(a) when the Company became a public company in March 1996 and, accordingly, no reports pursuant to Section 16(a) were due during the fiscal year ended December 31, 1995.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In April 1994, the Company entered into a consulting agreement with John J. Cullinane, a director of the Company, pursuant to which Mr. Cullinane provided sales and marketing services to the Company. The Company and Mr. Cullinane mutually agreed to terminate the agreement in June 1995. Mr. Cullinane received compensation of $45,000 and $120,000 from the Company for his consulting services in 1994 and 1995, respectively.

     The Company believes that the consulting agreement with Mr.
Cullinane was made on terms no less favorable to the Company than would have been obtained from unaffiliated third parties. The Company has adopted a policy whereby all future transactions between the Company and its officers, directors and affiliates will be on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by a majority of the disinterested members of the Company's Board of Directors.

                             ELECTION OF DIRECTORS

                                (NOTICE ITEM 1)

     Under the Company's By-Laws, the number of directors is fixed from time to time by the Board of Directors, but shall not exceed nine members or be less than five members. The Board of Directors has set the size of the Board of Directors at seven (7) directorships. Directors serve in office until the next annual meeting of Stockholders and until their successors have been elected and qualified.

     Pursuant to the Company's By-Laws, the Board of Directors has nominated James H. Simons, Elisabeth Elterman, Leonard E. Baum, John J. Cullinane, John R. Levine, Milton E. Mohr and Howard L. Morgan for election at the Meeting to serve until the next annual meeting of Stockholders and until their respective successors have been elected and qualified.

     Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of such nominees. In the event that any nominee shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his place. The Board has no reason to believe that any nominee will be unable or unwilling to serve.

     A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

     THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF JAMES H. SIMONS, ELISABETH ELTERMAN, LEONARD E. BAUM, JOHN J. CULLINANE, JOHN R. LEVINE, MILTON
E. MOHR AND HOWARD L. MORGAN, AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                        INDEPENDENT PUBLIC ACCOUNTANTS

                                (NOTICE ITEM 2)

     The Board of Directors has appointed Coopers & Lybrand L.L.P., independent public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1996. The Board proposes that the Stockholders ratify this appointment. Coopers & Lybrand L.L.P. audited the Company's financial statements for the fiscal year ended December 31, 1995. The Company expects that representatives of Coopers & Lybrand L.L.P. will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of Coopers & Lybrand L.L.P. as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the shares voted affirmatively or negatively at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.


                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                             STOCKHOLDER PROPOSALS

     To be considered for presentation at the Annual Meeting of Stockholders to be held in 1997, Stockholder proposals must be received, marked for the attention of: Secretary, Segue Software, Inc., 1320 Centre Street, Newton Centre, Massachusetts 02159, not later than February 26, 1997. In addition, the Company's By-Laws require that notice of Stockholder proposals and nominations for director for the 1997 Annual Meeting be delivered to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to July 26, 1997, unless the date of the 1997 Annual Meeting is more than thirty
(30) days before or more than sixty (60) days after July 26, 1997, in which event Stockholders may deliver such notice not earlier than the ninetieth (90th) day prior to the 1997 Annual Meeting and not later than the close of business on the later of the sixtieth (60th) day prior to the 1997 Annual Meeting or the close of business on the tenth (10th) day following the day on which public disclosure of the date of the meeting was made. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 1997 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

                                  By order of the Board of Directors:


                                  David S. Lintz
                                  Secretary
    June 26, 1996

                                                                      APPENDIX A




                             SEGUE SOFTWARE, INC.

             1996 AMENDED AND RESTATED INCENTIVE AND NON-QUALIFIED
                               STOCK OPTION PLAN



1.   DEFINITIONS.
     -----------

     Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan, have the following meanings:

          Administrator means the Board of Directors, unless it has delegated power to act on its behalf to a committee. (See Paragraph 4 )

          Affiliate means a corporation which, for purposes of Section 424 of Code, is a parent or subsidiary of the Company, direct or indirect.

          Board of Directors means the Board of Directors of the Company.

          Code means the United States Internal Revenue Code of 1986, as amended.

          Committee means the Committee to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

          Common Stock means shares of the Company's common stock, no par value.

          Company means Segue Software, Inc., a Delaware corporation.

          Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

          Fair Market Value of a Share of Common Stock means:

          (1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, either (a) the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date or (b) the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date, as the Administrator shall determine.

          (2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading days or day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, either
              (a) the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) trading days on which Common Stock was traded immediately preceding the applicable date or (b) the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date, as the shall determine; and

          (3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

          ISO means an option meant to qualify as an incentive stock option under Code Section 422.

          Key Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Options under the Plan.

          Non-Qualified Option means an option which is not intended to qualify as an ISO.

          Option means an ISO or Non-Qualified Option granted under the Plan.

          Option Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan.

          Participant means a Key Employee, director or consultant to whom one or more Options are granted under the Plan. As used herein, "Participant" shall include "Participant's Survivors" where the context requires.

          Participant's Survivors means a deceased Participant's legal representatives and/or any person or persons who acquired the Participant's rights to an Option by will or by the laws of descent and distribution.

          Plan means this Segue Software, Inc. 1996 Amended and Restated Incentive and Non-Qualified Stock Option Plan.

          Shares means shares of the Common Stock as to which Options have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued upon exercise of Options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.


2.   PURPOSES OF THE PLAN.
     --------------------

     The Plan is intended to encourage ownership of Shares by Key
     Employees, directors and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs and Non-Qualified Options.


3.   SHARES SUBJECT TO THE PLAN.
     --------------------------

     The number of Shares subject to this Plan as to which Options may be granted from time to time shall be 2,450,000, or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 16 of the Plan.

           If an Option ceases to be "outstanding", in whole or in part, the Shares which were subject to such Option shall be available for the granting of other Options under the Plan. Any Option shall be treated as "outstanding" until such Option is exercised in full, or terminates or expires under the provisions of the Plan, or by agreement of the parties to the pertinent Option Agreement.


         4. ADMINISTRATION OF THE PLAN.
            --------------------------

           The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to a Committee of the Board of Directors. Following the date on which the Common Stock is registered under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the Plan is intended to comply in all respects with Rule 16b-3 or its successors, promulgated pursuant to
         Section 16 of the 1934 Act with respect to Participants who are subject to Section 16 of the 1934 Act, and any provision in this Plan with respect to such persons contrary to Rule 16b-3 shall be deemed null and void to the extent permissible by law and deemed appropriate by the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

           a. Interpret the provisions of the Plan or of any Option or Option Agreement and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

           b. Determine which employees of the Company or of an Affiliate shall be designated as Key Employees and which of the Key Employees, directors and consultants shall be granted Options;

           c. Determine the number of Shares for which an Option or Options shall be granted; and

           d. Specify the terms and conditions upon which an Option or Options may be granted;

         provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Code Section 422 of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Option granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is other than the Board of Directors.


         5.  ELIGIBILITY FOR PARTICIPATION.
             -----------------------------

           The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be a Key Employee, director or consultant of the Company or of an Affiliate at the time an Option is granted. Members of the Company's Board of Directors who are not employees of the Company or of an Affiliate may receive options pursuant to Paragraph 6, Subparagraph A(e), but only pursuant thereto. Notwithstanding any of the foregoing provisions, the Administrator may authorize the grant of an Option to a person not then an employee, director or consultant of the Company or of an Affiliate. The actual grant of such Option, however, shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Option Agreement evidencing such Option. ISOs may be granted only to Key Employees. Non-Qualified Options may be granted to any Key Employee, director or consultant of the Company or an Affiliate. In no event shall any employee be granted in any calendar year Options to purchase more than 1,000,000 shares of Common Stock. The granting of any Option to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Options.


         6.  TERMS AND CONDITIONS OF OPTIONS.
             -------------------------------

           Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such conditions as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

           A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

              a. Option Price: The option price (per share) of the Shares covered by each Option shall be determined by the Administrator but shall not be less than the par value per share of Common Stock.

              b. Each Option Agreement shall state the number of Shares to which it pertains;

              c. Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events; and

              d. Exercise of any Option may be conditioned upon the
                 Participant's execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain projections for the Company and its other shareholders including requirements that:

                i. The Participant's or the Participant's Survivors' right to sell or transfer the Shares may be restricted; and

                ii. The Participant or the Participant's Survivors may be
                    required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

              e. Directors' Options:
                 ------------------

                (i) Each director of the Company who is not an employee of the Company or any Affiliate ("Non-Employee Directors"), who is first elected or appointed to the Board of Directors after the date on which the initial underwritten public offering of the Company's Common Stock is consummated, upon such election or appointment, shall be granted a Non-Qualified Option to purchase 12,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per share) of the Shares on the date of grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable over three (3) years as follows: upon completion of the initial six (6) continuous months of service, the option shall become exercisable with respect to 2,000 Shares; thereafter, upon completion of each additional three (3) continuous months of service, the option shall become exercisable with respect to an additional 1,000 Shares.

                (ii) Any Non-Employee Director serving on the Board of Directors on the date on which the initial underwritten public offering of the Company's Common Stock is consummated, who has been a member of the Board of Directors prior to such date shall be granted on such date and upon every anniversary thereof, a Non-Qualified Option to purchase 4,000 Shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such time. Any Non-Employee Director who, having been first elected or appointed to the Board of Directors after the date on which the initial underwritten public offering of the stock has been consummated, continues to serve on the Board of Directors after the third anniversary of the date of such director's initial election or appointment to the Board of Directors, shall be granted on such third anniversary and upon every annual anniversary thereafter, a Non-Qualified Option to purchase 4,000 shares, provided that on such date such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such time. If any Non-Employee Director should cease to be a director and thereafter shall be elected or appointed to the Board of Directors, upon such election or appointment and upon every anniversary thereof, provided that on such dates such director has been in the continued and uninterrupted service of the Company as a director since his or her election or appointment and is a director of the Company and is not an employee of the Company at such times, such director shall be granted a Non-Qualified Option to purchase 4,000 Shares. Each such Option shall (i) have an exercise price equal to the Fair Market Value (per Share) of the Shares on the date of the grant of the Option, (ii) have a term of ten (10) years, and (iii) shall become cumulatively exercisable over one year as follows: upon completion of the initial six (6) months of continuous service, the Option shall become exercisable with respect to 2,000 Shares; thereafter, upon completion of each additional three (3) continuous months of service, the Option shall become exercisable with respect to an additional 1,000 Shares.

           Any director entitled to receive an Option grant under this subparagraph may elect to decline the Option. Notwithstanding the provisions of Paragraph 23 concerning amendment of the Plan, the provisions of this subparagraph shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The provisions of Paragraphs 10, 11, 12 and 13 below shall not apply to Options granted pursuant to this subparagraph.

           Except as otherwise provided in the pertinent Option Agreement, if a director who received Options pursuant to this subparagraph (e):

                i. ceases to be a member of the Board of Directors of the
                   Company for any reason other than death or Disability, any then unexercised Options granted to such director may be exercised by the director within a period of ninety (90) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option;

               ii. ceases to be a member of the Board of Directors of the
                   Company by reason of his or her death or Disability, any then unexercised Options granted to such director may be exercised by the director (or by the Participant's personal representative, or Participant's Survivors in the event of death) within a period of one hundred eighty (180) days after the date the director ceases to be a member of the Board of Directors, but only to the extent of the number of Shares with respect to which the Options are exercisable on the date the director ceases to be a member of the Board of Directors, and in no event later than the expiration date of the Option.

           B. ISOs: Each Option intended to be an ISO shall be issued only to a Key Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Code Section 422 and relevant regulations and rulings of the Internal Revenue Service:

              a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described above, except clause (a) thereunder.

              b. Option Price: Immediately before the Option is granted, if the
                 Participant owns, directly or by reason of the applicable attribution rules in Code Section 424(d):

                i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

                ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, the Option price per share of the Shares covered by each Option shall not be less than one hundred ten percent (110%) of the said Fair Market Value on the date of grant.

              c. Term of Option: For Participants who own

                i. Ten percent (10%) or less of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than ten
                    (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

                ii. More than ten percent (10%) of the total combined voting power of all classes of share capital of the Company or an Affiliate, each Option shall terminate not more than five
                    (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

              d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of Options which may be exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph
                 (e) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

              e. Limitation on Grant of ISOs: No ISOs shall be granted after
                 February 12, 2006, the date which is the earlier of ten (10) years from the date of the adoption of the Plan by the Company and the date of the approval of the Plan by the shareholders of the Company.


         7. EXERCISE OF OPTION AND ISSUE OF SHARES.
            --------------------------------------

           An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address, together with provision for payment of the full purchase price in accordance with this paragraph for the Shares as to which such Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such written notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, determined in good faith by the Administrator, or (c) at the discretion of the Administrator, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator or (e) at the discretion of the Administrator, by any combination of (a), (b), (c) and (d) above. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

           The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant's Survivors, as the case may be). In determining what constitutes "reasonably promptly," it is expressly understood that the delivery of the Shares may be delayed by the Company in order to comply with any law or regulation which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be evidenced by an appropriate certificate or certificates for fully paid, non-assessable Shares.

           The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to any Key Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 19) if such acceleration would violate the annual vesting limitation contained in
         Section 422(d) of the Code, as described in paragraph 6(e).

           The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant's Survivors, if the amendment is adverse to the Participant, (iii) any such amendment of any ISO shall be made only after the Administrator, after consulting the counsel for the Company, determines whether such amendment would constitute a "modification" of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISO, and
         (iv) with respect to any Option held by any Participant who is subject to the provisions of Section 16(a) of the 1934 Act, any such amendment shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such amendment would constitute the grant of a new Option.

          8.   RIGHTS AS A SHAREHOLDER.
               -----------------------

               No Participant to whom an Option has been granted shall have rights as a shareholder with respect to any Shares covered by such Option, except after due exercise of the Option and tender of the full purchase price for the Shares being purchased pursuant to such exercise and registration of the Shares in the Company's share register in the name of the Participant.


          9.   ASSIGNABILITY AND TRANSFERABILITY OF OPTIONS.
               --------------------------------------------

               By its terms, an Option granted to a Participant shall not be transferable by the Participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, provided, however, that the designation of a beneficiary of an Option by a Participant shall not be deemed a transfer prohibited by this Paragraph. Except as provided in the preceding sentence, an Option shall be exercisable, during the Participant's lifetime, only by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon an Option, shall be null and void.


          10.  EFFECT OF TERMINATION OF SERVICE OTHER THAN "FOR CAUSE".
               -------------------------------------------------------

             Except as otherwise provided in the pertinent Option Agreement, in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised all Options, the following rules apply:

               a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination "for cause", Disability, or death for which events there are special rules in Paragraphs 11, 12, and 13, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in the pertinent Option Agreement.

               b. In no event may an Option Agreement provide, if the Option is intended to be an ISO, that the time for exercise be later than three (3) months after the Participant's termination of employment.

               c. The provisions of this Paragraph, and not the provisions of
                  Paragraph 12 or 13, shall apply to a Participant who subsequently becomes disabled or dies after the termination of employment, director status or consultancy, provided, however, in the case of a Participant's death within three (3) months after the termination of employment, director status or consulting, the Participant's Survivors may exercise the Option within one (1) year after the date of the Participant's death, but in no event after the date of expiration of the term of the Option.

               d. Notwithstanding anything herein to the contrary, if subsequent to a Participant's termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant's termination, the Participant engaged in conduct which would constitute "cause", then such Participant shall forthwith cease to have any right to exercise any Option.

          e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant's employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

          f. Options granted under the Plan shall not be affected by any change of employment or other service within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate, provided, however, if a Participant's employment by either the Company or an Affiliate should cease (other than to become an employee of an Affiliate or the Company), such termination shall affect the Participant's rights under any Option granted to such Participant in accordance with the terms of the Plan and the pertinent Option Agreement.


         11.   EFFECT OF TERMINATION OF SERVICE "FOR CAUSE".
               --------------------------------------------

          Except as otherwise provided in the pertinent Option Agreement, the following rules apply if the Participant's service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated "for cause" prior to the time that all of his or her outstanding Options have been exercised:

          a. All outstanding and unexercised Options as of the date the Participant is notified his or her service is terminated "for cause" will immediately be forfeited, unless the Option Agreement provides otherwise.

          b. For purposes of this Paragraph, "cause" shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of cause will be conclusive on the Participant and the Company.

          c. "Cause" is not limited to events which have occurred prior to a Participant's termination of service, nor is it necessary that the Administrator's finding of "cause" occur prior to termination. If the Administrator determines, subsequent to a Participant's termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant's termination the Participant engaged in conduct which would constitute "cause", then the right to exercise any Option is forfeited.

          d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of "cause" for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.


          12.  EFFECT OF TERMINATION OF SERVICE FOR DISABILITY.
               -----------------------------------------------

          Except as otherwise provided in the pertinent Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

          a. To the extent exercisable but not exercised on the date of Disability; and

          b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights as would have accrued had the Participant not become Disabled prior to the end of the accrual period which next ends following the date of Disability. The proration shall be based upon the number of days of such accrual period prior to the date of Disability.

          A Disabled Participant may exercise such rights only within a period of not more than one (1) year after the date that the Participant became Disabled, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not become disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

          The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

     13.     EFFECT OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.
             ---------------------------------------------------------

          Except as otherwise provided in the pertinent Option Agreement, in the event of the death of a Participant to whom an Option has been granted while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant's
     Survivors:

          a.   To the extent exercisable but not exercised on the date of death;
               and

          b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion of any additional rights which would have accrued had the Participant not died prior to the end of the accrual period which next ends following the date of death. The proration shall be based upon the number of days of such accrual period prior to the Participant's death.

          If the Participant's Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.


     14.     PURCHASE FOR INVESTMENT.
             -----------------------

          Unless the offering and sale of the Shares to be issued upon the particular exercise of an Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "1933 Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

          a. The person(s) who exercise such Option shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

               "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.

          b. The Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the 1933 Act without registration thereunder.

          The Company may delay issuance of the Shares until completion of any action or obtaining of any consent which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws).


     15.  DISSOLUTION OR LIQUIDATION OF THE COMPANY.
          -----------------------------------------

          Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant's Survivors have not otherwise terminated and expired, the Participant or the Participant's Survivors will have the right immediately prior to such dissolution or liquidation to exercise any Option to the extent that the Option is exercisable as of the date immediately prior to such dissolution or liquidation.


     16.  ADJUSTMENTS.
          -----------

          Upon the occurrence of any of the following events, a Participant's rights with respect to any Option granted to him or her hereunder which have not previously been exercised in full shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Participant and the Company relating to such Option:

          A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of such Option shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend. The number of Shares subject to options to be granted to directors pursuant to Subparagraph (A)(e) of Paragraph 6 shall also be proportionately adjusted upon the occurrence of such events.

          B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection), within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the shares subject to such Options (either to the extent then exercisable or, at the discretion of the Administrator, all Options being made fully exercisable for purposes of this subsection) over the exercise price thereof.

          C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he or she would have received if he or she had exercised such Option prior to such recapitalization or reorganization.

          D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to subparagraph A, B or C with respect to ISOs shall be made only after the Administrator, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such "modification" on his or her income tax treatment with respect to the ISO.


          17.  ISSUANCES OF SECURITIES.
               -----------------------

             Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company.


          18.  FRACTIONAL SHARES.
               -----------------

             No fractional share shall be issued under the Plan and the person exercising such right shall receive from the Company cash in lieu of such fractional share equal to the Fair Market Value thereof.


          19.  CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS:
               ----------------------------------------------
             TERMINATION OF ISOs.
             -------------------

             The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant's ISO's converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such termination.


     20.  WITHHOLDING.
          -----------

          In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act ("F.I.C.A.") withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Option holder's salary, wages or other remuneration in connection with the exercise of an Option or a Disqualifying Disposition (as defined in Paragraph 21), the Option holder shall advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Option holder, the amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company's Common Stock, is authorized by the Administrator (and permitted by law), provided, however, that with respect to persons subject to Section 16 of the 1934 Act, any such withholding arrangement shall be in compliance with any applicable provisions of Rule 16b-3 promulgated under Section 16 of the 1934 Act. For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Option holder may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant's payment of such additional withholding.


     21.  NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.
          ----------------------------------------------

          Each Key Employee who receives an ISO must agree to notify the Company in writing immediately after the Key Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such shares before the later of (a) two years after the date the Key Employee was granted the ISO, or (b) one year after the date the Key Employee acquired shares by exercising the ISO. If the Key Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.


     22.  TERMINATION OF THE PLAN.
          -----------------------

          The Plan will terminate on February 12, 2006, the date which is ten
     (10) years from the earlier of the date of its adoption and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders of the Company; provided, however, that any such earlier termination will not affect any Options granted or Option Agreements executed prior to the effective date of such termination.

     23.  AMENDMENT OF THE PLAN AND AGREEMENTS.
     ------------------------------------

          The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Options granted under the Plan or Options to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, to the extent necessary to ensure the qualification of the Plan under Rule 16b-3, at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, and to the extent necessary to qualify the shares issuable upon exercise of any outstanding Options granted, or Options to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which is of a scope that requires shareholder approval in order to ensure favorable federal income tax treatment for any incentive stock options or requires shareholder approval in order to ensure the compliance of the Plan with Rule 16b-3 at such time, if any, as the Company has a class of stock registered pursuant to Section 12 of the 1934 Act, shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under an Option previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Option Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Option Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

     24.  EMPLOYMENT OR OTHER RELATIONSHIP.
          --------------------------------

          Nothing in this Plan or any Option Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

     25.  GOVERNING LAW.
          -------------

          This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

                                  APPENDIX B


                             SEGUE SOFTWARE, INC.
                             --------------------
                       1996 EMPLOYEE STOCK PURCHASE PLAN
                       ---------------------------------

  The following constitute the provisions of the 1996 Employee Stock Purchase Plan (the "Plan") of Segue Software, Inc. (the "Company").

  1. Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

  2. Definitions.

     (a) "Board" shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

     (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (c) "Common Stock" shall mean the Common Stock, no par value, of the Company.

     (d) "Company" shall mean Segue Software, Inc., a Delaware corporation.

     (e) "Compensation" shall mean all regular straight time gross earnings excluding payments for overtime, shift premium, incentive compensation, incentive payments, bonuses, commissions and other compensation.

     (f) "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "Contributions" shall mean all amounts credited to the account of a participant pursuant to the Plan.

     (h) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (i) "Employee" shall mean any person, including an officer, who is customarily employed for at least twenty (20) hours per week and more than five
(5) months in a calendar year by the Company or one of its Designated Subsidiaries.

     (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     (k) "Exercise Date" shall mean the last day of each Offering Period of the Plan.

     (l) "Offering Date" shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but on or prior to the first business day of the last calendar quarter of such Offering Period, the term "Offering Date" shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

       Options granted after the first business day of an Offering Period will be subject to the same terms as the options granted on the first business day of such Offering Period except that they will have a different grant date (thus, potentially, a different exercise price) and, because they expire at the same time as the options granted on the first business day of such Offering Period, a shorter term.

     (m) "Offering Period" shall mean a period of six (6) months.

     (n) "Plan" shall mean this Segue Software, Inc. 1996 Employee Stock Purchase Plan.

     (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

  3. Eligibility.

     (a) Any person who has been continuously employed as an Employee for three
(3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph
(b).

  4. Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on January 2 and July 1 of each year (or at such other time or times as may be determined by the Board of Directors). The initial Offering Period shall commence at a time to be determined by the Board. The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

  5. Participation.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period. The subscription agreement shall set forth the percentage of the participant's Compensation (which shall be not less than 1% and not more than 10%) to be paid as Contributions pursuant to the Plan.

     (b) Payroll deductions shall commence on the first payroll following the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in paragraph 10.

  6. Method of Payment of Contributions.

     (a) The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than one percent (1%) and not more than ten percent (10%) of such participant's Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not exceed ten percent (10%) of the participant's aggregate Compensation during said Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

     (b) A participant may discontinue his or her participation in the Plan as provided in paragraph 10, or, on one occasion only during the Offering Period, may decrease, but may not increase, the rate of his or her Contributions during the Offering Period by completing and filing with the Company a new subscription agreement within the ten (10) day period immediately preceding the second calendar quarter during the Offering Period. The change in rate shall be effective as of the beginning of the calendar quarter following the date of filing of the new subscription agreement.

     (c) Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

  7. Grant of Option.

     (a) On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Company's Common Stock determined by dividing such Employee's Contributions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Offering Date, or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. The fair market value of a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein.

     (b) The option price per share of the shares offered in a given Offering Period shall be the lower of (i) 85% of the fair market value of a share of the Common Stock of the Company on the Offering Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion based on the closing price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) National Market System or, if such price is not reported, the mean of the bid and asked prices per share of the Common Stock as reported by NASDAQ or, in the event the Common Stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date), as reported in The Wall Street Journal.

  8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

  9. Delivery. As promptly as practicable after the Exercise Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the Shares purchased upon exercise of his or her option. Any cash remaining to the credit of a participant's account under the Plan after a purchase by him or her of shares at the termination of each Offering Period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be carried forward to the next Exercise Date unless the participant requests a cash payment.

  10.  Withdrawal; Termination of Employment.

     (a) A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

     (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

     (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

     (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

  11. Interest. No interest shall accrue on the Contributions of a participant in the Plan.

  12.  Stock.

     (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 100,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee's account not applied to the purchase of stock pursuant to this
Section 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

     (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

     (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, as indicated on the participant's subscription agreement.

  13. Administration. The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. The composition of the committee shall be in accordance with the requirements to obtain or retain any available exemption from the operation of
Section 16(b) of the Exchange Act, pursuant to Rule 16b-3 promulgated thereunder.

  14.  Designation of Beneficiary.

     (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

  15. Transferability. Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

  16. Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

  17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees promptly following the Exercise Date, which statements will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

  18. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

  19. Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in paragraph 18, no such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Rule 16b-3 under the Exchange Act, or under Section 423 of the Code (or any successor rule or provision or any applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as so required.

  20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

  21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

  22. Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

  23. Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of Shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the Shares underlying the option have been registered in the Company's share register in the Employee's name.

  24. Term of Plan. The Plan became effective upon its adoption by the Board of Directors in February 1996 and shall continue in effect for a term of twenty
(20) years unless sooner terminated under paragraph 19.

  25. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-
3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to quality for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

  26. Severability. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or any action by the administrator of the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the administrator of the Plan.

                             SEGUE SOFTWARE, INC.

            THIS PROXY IS BEING SOLICITED BY SEGUE SOFTWARE, INC.'S
                              BOARD OF DIRECTORS

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated June 26, 1996 in connection with the Annual Meeting to be held at 9:00 a.m. on Friday, July 26, 1996 at the Sheraton Needham Hotel, 100 Cabot Street, Needham, Massachusetts and hereby appoints Elisabeth Elterman and J. Jeffrey Bingenheimer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Segue Software, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 1996 Annual Meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSAL 2.

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

ELECTION OF DIRECTORS (or if any nominee is not available for election, such substitute as the Board of Directors may designate)

Nominees: James H. Simons, Elisabeth Elterman, Leonard E. Baum, John J. Cullinane, John R. Levine, Milton E. Mohr and Howard L. Morgan.

SEE REVERSE SIDE FOR ALL THREE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                                                              (SEE REVERSE SIDE)
                                                              ------------------

                 [X]     PLEASE MARK VOTES AS IN THIS EXAMPLE.



The Board of Directors recommends a vote FOR Proposals 1 and 2.

1.  Election of Directors (See reverse).     FOR [ ]   WITHHELD [ ]

    _____________________________________________________

    [ ] For all nominees except as noted above.


2. Proposal to Ratify the Appointment of Coopers & Lybrand L.L.P. as the Company's independent public accountants for the fiscal year ending December 31, 1996.

    [ ] FOR                    [ ] AGAINST             [ ] ABSTAIN


                               Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                               Signature:______________________ Date_________


                               Signature:______________________ Date_________